SCHEDULE 14C INFORMATION

   INFORMATION STATEMENT PURSUANT TO SECTION 14 ( C ) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

CHECK THE APPROPRIATE BOX:

[ X ]  PRELIMINARY INFORMATION STATEMENT
[   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
       14C-5(D)(2))
[   ]  DEFINITIVE INFORMATION STATEMENT
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                              DIGITAL BRIDGE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           COMMISSION FILE NO. 0-26755
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PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)
[ X  ] NO FEE REQUIRED.
[     ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(G) AND 0-11.

1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
             COMMON STOCK, $0.001 PAR VALUE
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2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
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3)    PER  UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
      TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
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5)     TOTAL FEE PAID
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[   ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[   ]  CHECK  BOX  IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

     1)     AMOUNT PREVIOUSLY PAID:
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     2)     FORM, SCHEDULE OR REGISTRATION NO.:
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     3)     FILING PARTY:
     ------------------------------------------------------------
     4)     DATE FILED:
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                                                  TOTAL NUMBER OF PAGES: 5
                                                  ----------------------
                                                  INDEX TO EXHIBITS:     PAGE 5
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                               Preliminary Copies
                               -------------------------
DIGITAL BRIDGE, INC.
21436 North 20th Avenue
Phoenix, AZ 85027

This Information Statement is being mailed to the stockholders of Digital Bridge, Inc. (the "Company") on or about March 1, 2002 in connection with the previous approval by the board of directors of the Company of the corporate action referred to below and its subsequent adoption by stockholders owning a majority of the issued and outstanding Common Stock of the Company, par value $.001 per share ("Common Stock"). Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


ACTION TAKEN

         The Company, as authorized by the necessary approvals of the board of directors and stockholders owning a majority of the issued and outstanding shares of Common Stock, has done the following:

1)	Approved an amendment to the Company's Articles of Incorporation to
	change the Corporate name to  The Tantivy Group, Inc.
2)	Approved giving the Company's Directors the authority to undertake a
	1-20 reverse stock split



NO DISSENTERS' RIGHTS

         The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.


AMENDMENT OF ARTICLES OF INCORPORATION

The Company's current name, in the opinion of the Company's Directors does not reflect the Company's mission or activities, therefore the Company is amending its articles of incorporation to change its name to The Tantivy Group, Inc.

STABILIZATION OF CAPITAL STRUCTURE
The Company's current capitalization has caused the Company's stock price to be highly volatile and highly sensitive to market fluctuations, to the detriment of the Company and its shareholders. This has made it difficult for the Company to obtain the financing it needs to grow its businesses and thereby harming the Company. Therefore the Company's Board of Directors are being given the flexibility and the authority to undertake certain actions deemed suitable and proper to stabilize the Company's capital structure, so as to stabilize and protect the Company's stock from market volatility and return value to the Company's shareholders. Therefore the Company's Directors and Officers are being authorized to undertake a reverse stock split in the amount of one new share for each twenty presently owned rounded up to the nearest whole share
WHERE YOU CAN FIND MORE INFORMATION

 Digital is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Digital can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at the SEC's Regional Office at Seven World Trade Center, Suite 1300, New York, New York 10048, and at the SEC's Regional Office at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C., at prescribed rates. Such reports, proxy statements and other information concerning Digital can also be inspected and copied at the offices of The National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.
                                                ------------------
FORWARD-LOOKING STATEMENTS

Except for historical information contained herein, this disclosure statement contains forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made, and other risks listed from time to time in Digital's SEC filings. These forward-looking statements represent Digital's judgment as of the date of this document and Digital disclaims any intent or obligation to update these forward-looking statements.

Dated: February 19, 2001


DIGITAL BRIDGE, INC.


/s/ Scott M. Manson
----------------------------------
    Scott M. Manson, President


INDEX TO EXHIBITS

EXHIBIT NO.     PAGE NO.    DESCRIPTION OF EXHIBIT

3 .2            9           Amendment to Corporations Articles of Incorporation




EXHIBIT 3.2

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

DIGITAL BRIDGE, INC.
TO: THE SECRETARY OF STATE OF NEVADA

The undersigned corporation, a Nevada corporation, for the purpose of amending its Articles of Incorporation pursuant to the Nevada General Corporation Laws, hereby certifies:

1.	ARTICLE I of the Articles of Incorporation is amended to read as
	follows:

ARTICLE I

NAME

The name of the corporation is The Tantivy Group, Inc.

2.	No other changes to the Articles of Incorporation are incorporated into
	the Certificate of Amendment to the Articles of Incorporation
3.	This Certificate of Certificate of Amendment to the Articles of
	Incorporation was duly adopted by a majority of the outstanding stock entitled to vote in accordance with the General Corporation Law of the State of Nevada, after being proposed by and adopted by the Corporation's Board of Directors in a manner and by vote prescribed by the General Corporation Law of the State of Nevada


IN WITNESS WHEREOF, Digital Bridge, Inc. has caused this Certificate of Amendment to be signed by its President and its Secretary this 15th day of February, 2002
Digital Bridge, Inc.



By:_____________________
     Scott M. Manson, President



By:_____________________
     Seth D. Heyman, Secretary